SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2006 (July 18, 2006)
CROGHAN BANCSHARES, INC.
(Exact name of registrant as specified in its charter)
0-20159
(Commission File Number)

OHIO (State or other jurisdiction of incorporation)	31-1073048 (IRS Employer Identification No.)

323 CROGHAN STREET, FREMONT, OHIO (Address of principal executive offices)	43420 (Zip Code)
(419) 332-7301
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On July 18, 2006, the Board of Directors of Croghan Bancshares, Inc. (the “Company”), elected Thomas J. Elder, Jr. as Vice President and Kendall W. Rieman as Treasurer of the Company. Mr. Elder has served as Vice President/Chief Lending Officer of The Croghan Colonial Bank (the “Bank”) since October 2003. He joined the Bank in February 2003 as Vice President/Commercial & Agricultural Loan Officer. Mr. Elder previously served as President, Chief Executive Officer and Senior Loan Officer of Exchange Bank, Luckey, Ohio, from 1995 to 2002. Mr. Rieman joined the Bank on June 28, 2006 as Vice President, Chief Financial Officer and Chief Operations Officer. He previously served as Senior Vice President and Chief Financial Officer of Thumb National Bank and Trust Company, Pigeon, Michigan, from 1995 to June 2006.
     As previously reported, the Boards of Directors of the Company and the Bank have authorized Mr. Elder to assume the responsibilities of Mr. Futrell, President and Chief Executive Officer, while Mr. Futrell attends to certain medical issues. Accordingly, Mr. Elder will serve as the Company’s “principal executive officer” during Mr. Futrell’s absence.
Item 7.01. Regulation FD Disclosure.
     On July 18, 2006, the Board of Directors of the Company approved the continuation of its stock repurchase program effective on August 1, 2006, in which up to 5% of its outstanding common shares may periodically be purchased in the over-the-counter market during the ensuing six-month period. The decision whether to purchase shares, the number of shares to be purchased and the price to be paid will depend upon the availability of shares, prevailing market prices and other possible considerations which might affect the advisability of purchasing shares. Repurchases will be funded by current working capital and dividends periodically paid by the Bank to the Company.
     Since the February 2002 inception of the stock buy-back program, the Company has repurchased 106,200 common shares in the open market. The common shares of the Company are registered with the Securities and Exchange Commission and are traded in the over-the-counter market under the symbol “CHBH.” As of June 30, 2006, the Company had 1,814,475 common shares outstanding.
     The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROGHAN BANCSHARES, INC. (Registrant)
Date: July 19, 2006	/s/ Kendall W. Rieman

Kendall W. Rieman, Treasurer